                                    EXHIBIT
                                   1(10)(a)
                           Form of Enrollment Form.

                      Insurance Enrollment Form (Part 1B)
               Group Flexible Premium Adjustable Life Insurance

To: [_] Massachusetts Mutual Life Insurance Co.                [_] MML Bay State Life Insurance Co.
        Home and Principal Administrative Office:                  Principal Administrative Office:
        Springfield, Massachusetts  01111-0001                     Springfield, Massachusetts 01111-0001
For New Life Insurance Under Employer - Sponsored Plan      Group Number
                                                                        ------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1.)  Employer Name:
                   -----------------------------------------------------------------------------------------------------------------
2.)  Employer Address:
                      --------------------------------------------------------------------------------------------------------------
                                    Street & No.                               City                  State                Zip Code
3.)  Proposed Insured's Name (Last, First, MI):
                                               -------------------------------------------------------------------------------------
4.)  Proposed Insured's Address:
                                ----------------------------------------------------------------------------------------------------
                                    Street & No.                               City                  State                Zip Code
5.)  Sex        M         F        6.)  Date of Birth: (Mo./Day/Yr.)                      7.)  Social Security No.
        --------  --------                                           -------------------                          ------------------
8.)  Citizenship, if not USA                                       Type of Visa:            Permanent             Temporary
                             ---------------------------------                   ----------            ----------
9.)  Selected Face Amount
                         -------------------------------------
10.) Variable Rider Option         Yes         No;   If "Yes," a Supplement to Application/Enrollment Form must be completed.
                           --------    --------
11.) Beneficiary (for all beneficiaries, print full name(s) and relationship(s) to the Proposed Insured.)
Death benefit proceeds will be paid in one sum unless otherwise requested.
a.)  Primary
            ------------------------------------------------------------------------------------------------------------------------
b.)  Secondary (optional)
                         -----------------------------------------------------------------------------------------------------------
c.)  Tertiary (optional)
                        ------------------------------------------------------------------------------------------------------------

If two or more persons are the beneficiaries in any class, payment shall be made equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Proposed Insured, any share due that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and there is no beneficiary entitled to payment when the Proposed Insured dies and the Proposed Insured is the Owner at that time, payment shall be made to the estate of the Proposed Insured; but if the Proposed Insured is not the Owner, payment shall be made to the Owner.

12.) a.)  Full Name and Address of the Owner (if not the Insured):
                                                                   -----------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                Street & No.                                       City                    State                   Zip Code
     b.)  Owner's Tax ID Number/Social Security Number:
                                                        ------------------------------
Has the Proposed Insured been actively-at-work on a full-time basis during the 90 days prior to his/her participation in the plan?
(Disregard vacation days or absences that total less than seven days.)          Yes        No;  If "No," explain in Remarks (below)
                                                                          ------     ------
Is the Insured receiving or applying to receive disability benefits?            Yes        No;  If "Yes," explain in Remarks (below)
                                                                          ------     ------
Has the Proposed Insured smoked cigarettes in the last 12 months?               Yes        No;  If "Yes," specify in Remarks (below)
                                                                          ------     ------

Remarks:
        ------------------------------------------------------------------------
Taxpayer Identification (Applies only if Proposed Insured is Owner) - The Proposed Insured herein certifies, under penalties of perjury, that: (i) the number referred to in no. 7 of this Part 1B is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup witholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup witholding as a result of a failure to report all interest or dividends, or because the IRS has notified him/her that he/she is no longer subject to backup witholding. If the IRS has notified the Proposed Insured that he/she is subject to backup witholding and he/she has not received notice from the IRS that backup witholding has terminated, he/she should strike out language above in (ii) that he/she is not subject to backup witholding due to notified payee underreporting.

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines an confinement in prison.


-------------------------------------------------------------------   ----------
Signature of Proposed Insured                                            Date


-------------------------------------------------------------------   ----------
Signature of Owner (if different from Proposed Insured)                  Date


-------------------------------------------------------------------   ----------
Signature of Registered Representative/Agent or Authorized Enroller      Date

                       Insurance Enrollment Form (Part 1B)
                Group Flexible Premium Adjustable Life Insurance

To:  [_]   Massachusetts Mutual Life Insurance Co.
           Home and Principal Administrative Office:
           Springfield, Massachusetts 01111-0001


     [_]   MML Bay State Life Insurance Co.
           Principal Administrative Office:
           Springfield, Massachusetts 01111-0001
For New Life Insurance Under Employer - Sponsored Plan     Group Number
                                                                       ---------
--------------------------------------------------------------------------------
1.)  Employer Name:
                    ------------------------------------------------------------
2.)  Employer Address:
                        --------------------------------------------------------
                        Street & No.          City           State      Zip Code
3.)  Proposed Insured's Name (Last, First , MI):
                                                 -------------------------------
4.)  Proposed Insured's Address:
                                 -----------------------------------------------
                                 Street & No.       City       State    Zip Code
5.)  Sex:     M     F 6.) Date of Birth: (Mo./Day/Yr.)
          ----  ----                                  --------
7.)  Social Security No.
                         ------------------------
8.)  Citizenship, if not USA
                             --------------------------
 Type of Visa:            Permanent            Temporary
               ----------           ----------
9.)  Selected Face Amount
                          ---------
10.) Beneficiary (for all beneficiaries, print full name(s) and relationship(s) to the Proposed Insured.) Death benefit proceeds will be paid in one sum unless otherwise requested.
a.)  Primary
             -------------------------------------------------------------------
b.)  Secondary (optional)
                          ------------------------------------------------------
c.)  Tertiary (optional)
                          ------------------------------------------------------
If two or more persons are the beneficiaries in any class, payment shall be made equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Proposed Insured, any share due that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and there is no beneficiary entitled to payment when the Proposed Insured dies and the Proposed Insured is the Owner at that time, payment shall be made to the estate of the Proposed Insured; but if the Proposed Insured is not the Owner, payment shall be made to the Owner.
11.) a.) Full Name and Address of the Owner (if not the Insured):
                                                                   -------------

--------------------------------------------------------------------------------
       Street & No.              City                State             Zip Code
     b.) Owner's Tax ID Number/Social Security Number:
                                                       -------------------------

Has the Proposed Insured been actively-at-work on a full-time basis during the 90 days prior to his/her participation in the plan? (Disregard vacation days or
absences that total less than seven days.)         Yes       No; If "No,"
explain in Remarks (below).                   ----      ----
Is the Proposed Insured receiving or applying to receive disability benefits?
     Yes      No; If "Yes," explain in Remarks (below).
----     ----
Has the Proposed Insured smoked cigarettes in the last 12 months?
     Yes      No; If "Yes," specify in Remarks (below).
----     ----
Remarks:


--------------------------------------------------------------------------------
Taxpayer Identification (Applies only if Proposed Insured is Owner) - The Proposed Insured herein certifies, under penalties of perjury, that: (i) the number referred to in no. 7 of this Part 1B is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified the Proposed Insured that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out language above in
(ii) that he/she is not subject to backup withholding due to notified payee underreporting.

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines an confinement in prison.


-------------------------------------------------------------------    ---------
Signature of Proposed Insured                                            Date


-------------------------------------------------------------------    ---------
Signature of Owner (if different from Proposed Insured)                  Date


-------------------------------------------------------------------    ---------
Signature of Registered Representative/Agent or Authorized Enroller      Date

                 Employer or Spouse Application Form (Part 1B)
               Group Flexible Premium Adjustable Life Insurance

To:  [_]   Massachusetts Mutual Life Insurance Co.
           Home and Principal Administrative Office:
           Springfield, Massachusetts 01111-0001
For New Life Insurance Under Employer - Sponsored Plan

     [_]   MML Bay State Life Insurance Co.
           Principal Administrative Office:
           Springfield, Massachusetts 01111-0001
Group Number
             -------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   SECTION 1
1.)  Employer Name:
                       ---------------------------------------------------------
2.)  Employer Address:
                       ---------------------------------------------------------
                       Street & No.           City           State      Zip Code
--------------------------------------------------------------------------------
[_]  Employee Coverage                  (select only one)      Spouse Coverage
Fill out either the Employee Information or Spouse Information section below based on box checked above:
Employee Information:
3.)  Proposed Insured's Name (Last, First, MI):
                                               ---------------------------------
4.)  Proposed Insured's Address:
                                 -----------------------------------------------
                                 Street & No.       City        State   Zip Code
5.)  Sex:     M      F   6.)  Date of Birth: (Mo./Day/Yr.)
         ----   ----                                       ---------
7.)  Social Security No.
                         ---------------------------------

Spouse Information:
3.a.) Spouse's Name (Last, First, MI):
                                       -----------------------------------------
3.b.) Employee's Name: (Last, First, MI):
                                          --------------------------------------
4.)  Spouse's Address:
                      ----------------------------------------------------------
                      Street & No.        City            State         Zip Code
5.)  Sex:     M      F   6.)  Date of Birth: (Mo./Day/Yr.)
         ----   ----                                       ---------
7.a.) Spouse's Social Security No.
                                   -----------------------
7.b.) Employee's Social Security No.
                                     ---------------------
--------------------------------------------------------------------------------
8.)  Citizenship, if not USA           Type of Visa:     Permanent     Temporary
                             --------               ----          ----
9.)  Selected Face Amount
                         ------------
10.) Variable Rider Option     Yes      No; If "Yes," a Supplement to
                          ----     ----
Application/Enrollment Form must be completed.

11.) Beneficiary (for all beneficiaries, print full name(s) and relationship(s) to the Proposed Insured.)
Death benefit proceeds will be paid in one sum unless otherwise requested.
a.) Primary
           ---------------------------------------------------------------------
b.) Secondary (optional)
                        --------------------------------------------------------
c.) Tertiary (optional)
                       ---------------------------------------------------------

If two or more persons are the beneficiaries in any class, payment shall be made equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Proposed Insured, any share due that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and there is no beneficiary entitled to payment when the Proposed Insured dies and the Proposed Insured is the Owner at that time, payment shall be made to the estate of the Proposed Insured; but if the Proposed Insured is not the Owner, payment shall be made to the Owner.
12.) a.) Full Name and Address of the Owner (if not the Insured):
                                                                   -------------

--------------------------------------------------------------------------------
         Street & No.             City             State       Zip Code
     b.) Owner's Tax ID Number/Social Security Number:
                                                      ------------------

13.) a.) Has the Proposed Insured been actively-at-work on a full-time basis during the 90 days prior to his/her participation in the plan?
         (Disregard vacation days or absences that total less than seven days.)               Yes      No
         If "No," explain in Remarks (below).                                            ----     ----
     b.) Is the Proposed Insured receiving or applying to receive disability benefits?        Yes      No
         If "Yes," explain in Remarks (below).                                           ----     ----
     c.) Has the Proposed Insured smoked cigarettes in the last 12 months?                    Yes      No
         If "Yes," specify in Remarks (below).                                           ----     ----

--------------------------------------------------------------------------------

                                   SECTION II
                           Simplified Issue Questions

14.) Name and Address of personal physician: ___________________________________
________________________________________________________________________________
________________________________________________________________________________

14.a.) List date and reason last consulted personal physician: _________________
________________________________________________________________________________
________________________________________________________________________________

15.) Name and address of physician last consulted, if different than above: ____
________________________________________________________________________________
________________________________________________________________________________

15.a.) List date and reason consulted physician in no. 15: _____________________
________________________________________________________________________________
________________________________________________________________________________

Diagnosis and Treatment:  ______________________________________________________
________________________________________________________________________________

16.) Current height and weight:  ____ ft. ____ in.       ____ lbs.

17.) Have you ever been diagnosed as having or received treatment for any of the following: cardiovascular disorder, high blood pressure, stroke, diabetes, Acquired Immune Deficiency Syndrome (AIDS), cancer or tumor, psychiatric
disorder, alcohol or drug abuse?                           ____ Yes  ____No

18.) Other than above, within the past 5 years have you had any illness, infection, injury or surgery, physical examination, electrocardiogram, X-Ray, or laboratory study, or been a patient in a hospital or other medical facility?
                                                           ____ Yes  ____No

19.) Have you ever requested or received a pension, benefits or payment because
of injury, sickness or disability?                         ____ Yes  ____No

20.) Within the past 3 years, have you flown as a pilot or crew member?
If yes, submit Aviation Supplement A3310.
                                                           ____ Yes  ____No

Remarks: Include diagnosis, dates, duration, names and addresses of all attending physicians and medical facilities.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
--------------------------------------------------------------------------------

                                   SECTION III
                           Full Underwriting Questions
                         (Submit with completed Part 2)


21.) Insured's net worth: $ _____   22.) Insured's income: $ _____
23.) Spouse's income: $ _____
24.) Do you plan any foreign residence or travel?    If "Yes," provide details
     below.                                          _____ Yes   _____ No
25.) In the past three years, have you taken part in any avocation such as motor vehicle racing, parachute jumping, hang gliding, skin or scuba
     diving? Is such activity planned?               _____ Yes   _____ No
     If "Yes," submit Avocation Supplement A3320
26.) Within the past three years have you flown as a pilot or crew member?
                                                     _____ Yes   _____ No
     If "Yes," submit Aviation Supplement A3310

27.) Amount of insurance currently applied for, or now in force, on the Proposed Insured in other companies. If none, check here _________

------------------------------------ ------------------------------------- ---------------------------------------------

            Company Name                          Face Amount                               Year of Issue
------------------------------------ ------------------------------------- ---------------------------------------------

------------------------------------ ------------------------------------- ---------------------------------------------

------------------------------------ ------------------------------------- ---------------------------------------------

------------------------------------ ------------------------------------- ---------------------------------------------

28.a.) In the last three years have you been involved in a motor vehicle accident, been charged with a "moving" violation of any motor vehicle law or has your driver's license ever been suspended? If "Yes," provide dates
and details below.                                   _____ Yes   _____ No

28.b.) State: _____________ Operator's license number: _________________________

29. Remarks: (give question no. & details):

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
--------------------------------------------------------------------------------

Agreement and Signature

To the best of my knowledge and belief, all answers and statements are full, complete and true and were correctly recorded before I signed my name below.

Authorization to Obtain and Disclose Information - I have received the Notice regarding the Medical Information Bureau, Inc. and the Fair Credit Reporting Act. I understand that an investigative consumer report may be made regarding my character, general reputation, personal characteristics and mode of living, and authorize that report to be made. I hereby authorize any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, Inc., or other organization that has any records or knowledge of me and my health, to make such information available to the life insurance company or its reinsurers. A copy of this authorization shall be as valid as the original. (This authorization is only valid where permitted by law.)

Taxpayer Identification (Applies only if Proposed Insured is Owner) - The Proposed Insured herein certifies, under penalties of perjury, that: (i) the number referred to in no. 7 of this Part 1B is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified the Proposed Insured that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out language above in
(ii) that he/she is not subject to backup withholding due to notified payee underreporting.

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines an confinement in prison.


___________________________________         ____________________________________
Signature of Proposed Insured               Signature of Soliciting Agent/
                                            Registered Representative

Signed at _______________________________ on ___________________________________
             City            State                      Date

_______________________________________________________
Signature of Owner (if different from Proposed Insured)

                Notice To Insured and/Or Applicant For Insurance

Thank you for applying for insurance with us. We will give your application prompt consideration and will notify you of our action as soon as possible.

In addition to your answers on the application, we must also consider information from other sources. These sources may include results of a physical examination, an investigative consumer report, and reports from doctors who have attended you or from hospitals where you have been treated.

MEDICAL INFORMATION BUREAU NOTICE - Information regarding your insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to the Medical Information Bureau, Inc. a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply that company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. Unless the Medical Director feels that it is in your best interest to disclose this information to your physician, it will be disclosed directly to you. If you question the accuracy of information in the Bureau=s file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau=s information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. We or our reinsurers may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

The purpose of the Bureau is to protect its member companies and their policyholders from the costs created by people who try to hide facts about their insurability. Information furnished by the Bureau cannot be used as a basis for evaluating risks. However it may be used to alert us to the possible need for further investigation. THE BUREAU DOES NOT HAVE MEDICAL REPORTS FROM HOSPITALS AND DOCTORS. THE INFORMATION IN ITS FILES DOES NOT SHOW WHETHER AN INSURANCE APPLICATION WAS ACCEPTED, PLACED IN AN INCREASED PREMIUM CLASS OR DECLINED. (This Notice is only valid where permitted by law).

FAIR CREDIT REPORTING ACT NOTICE - As previously noted, an investigative consumer report may be made on you. It will cover information about your insurability, including information regarding your character, general reputation, personal characteristics and mode of living, The information may be obtained through personal interviews with you, an adult family member, friends, neighbors and associates. You may send us a written request for a complete and accurate disclosure of the nature and scope of any report that is made.

If requested, we will be happy to let you know whether or not we asked for an investigative consumer report to be made. If we did, we will also tell you the name and address of the consumer reporting agency that furnished the report. By contacting that agency, you may inspect and receive a copy of the report.

OUR PURPOSE - Part of our basic Company purpose is to provide insurance at the lowest possible cost. The underwriting process is necessary both to assure this low cost and to make sure that each policyholder contributes his or her fair share of the cost. The procedures described above benefit you as a policyholder, because they assist us in providing your insurance at the lowest possible cost.

                 Employee or Spouse Application Form (Part 1B)
               Group Flexible Premium Adjustable Life Insurance

To: [_] Massachusetts Mutual Life            [_]  MML Bay State Life
        Insurance Co.                             Insurance Co.
        Home and Principal                        Principal Administrative
        Administrative Office:                    Office
        Springfield,                              Springfield,
        Massachusetts 01111-0001                  Massachusetts 01111-0001
For New Life Insurance Under Employer
- Sponsored Plan                              Group Number
                                                          ----------------------
--------------------------------------------------------------------------------
                                   SECTION 1

1.) Employer Name:
                  --------------------------------------------------------------
2.) Employer Address:
                     -----------------------------------------------------------
                      Street & No.        City          State          Zip Code

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
[_] Employee Coverage            (select only one)          [_] Spouse Coverage
Fill out either the Employee Information or Spouse Information section below based on box checked above:
Employee Information:
3.) Proposed Insured's Name (Last, First , MI):
                                               ---------------------------------
4.) Proposed Insured's Address:
                               -------------------------------------------------
                                Street & No.     City      State       Zip Code

5.) Sex:       M          F   6.)  Date of Birth: (Mo./Day/Yr.)
        -------    -------                                     -----------------
7.) Social Security No.
                       --------------------------

Spouse Information:

3.a.) Spouse's Name (Last, First , MI):
                                      ------------------------------------------
3.b.) Employee's Name: (Last, First , MI):
                                          --------------------------------------
4.) Spouse's Address:
                     -----------------------------------------------------------
                      Street & No.         City        State           Zip Code
5.)  Sex:      M       F    6.)  Date of Birth: (Mo./Day/Yr.)
         ------  ------                                      -------------------
7.a.)  Spouse's Social Security No.
                                   ----------------------------
7.b.)  Employee's Social Security No.
                                     ----------------------------
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
8.)  Citizenship, if not USA
                            ----------------------------------------------------
           Type of Visa:             Permanent             Temporary
                        -----------           -----------
9.)  Selected Face Amount
                         -------------------------------------------------------
10.) Beneficiary (for all beneficiaries, print full name(s) and relationship(s) to the Proposed Insured.) Death benefit proceeds will be paid in one sum unless otherwise requested.

a.) Primary
           ---------------------------------------------------------------------
b.) Secondary (optional)
                        --------------------------------------------------------
c.) Tertiary (optional)
                       ---------------------------------------------------------
If two or more persons are the beneficiaries in any class, payment shall be made equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Proposed Insured, any share due that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and there is no beneficiary entitled to payment when the Proposed Insured dies and the Proposed Insured is the Owner at that time, payment shall be made to the estate of the Proposed Insured; but if the Proposed Insured is not the Owner, payment shall be made to the Owner.

11.) a.) Full Name and Address of the Owner (if not the Insured):
                                                                 ---------------
--------------------------------------------------------------------------------
     Street & No.                City              State             Zip Code

     b.) Owner's Tax ID Number/Social Security Number:
                                                      ------------------------
12.) a.) Has the Proposed Insured been actively-at-work on a full-time basis during the 90 days prior to his/her participation in the plan? (Disregard vacation days or absences that total less than seven days.)

                                                             Yes           No
                                                        -----         -----
           If "No," explain in Remarks (below).

     b.) Is the Proposed Insured receiving or applying to receive disability benefits?
                                                             Yes           No
                                                        -----         -----

           If "Yes," explain in Remarks (below).

     c.) Has the Proposed Insured smoked cigarettes in the last 12 months?

                                                             Yes           No
                                                        -----         -----
           If "Yes," specify in Remarks (below).
--------------------------------------------------------------------------------

                                  SECTION II
                          Simplified Issue Questions

13.) Name and Address of personal physician:
                                            ------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

13.a.) List date and reason last consulted personal physician:
                                                              ------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

14.) Name and address of physician last consulted, if different than above:
                                                                           -----
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

14.a.) List date and reason consulted physician in no. 15:
                                                          ----------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Diagnosis and Treatment:
                        --------------------------------------------------------
--------------------------------------------------------------------------------

15.) Current height and weight:      ft.      in.                   lbs.
                               ------   ------                ------

16.) Have you ever been diagnosed as having or received treatment for any of the following: cardiovascular disorder, high blood pressure, stroke, diabetes, Acquired Immune Deficiency Syndrome (AIDS), cancer or tumor, psychiatric disorder, alcohol or drug abuse?
                                                                 Yes         No
                                                            -----       -----

17.) Other than above, within the past 5 years have you had any illness, infection, injury or surgery, physical examination, electrocardiogram, X-Ray, or laboratory study, or been a patient in a hospital or other medical facility?

                                                                 Yes         No
                                                            -----       -----

18.) Have you ever requested or received a pension, benefits or payment because of injury, sickness or disability?

                                                                 Yes         No
                                                            -----       -----

19.) Within the past 3 years, have you flown as a pilot or crew member? If yes, submit Aviation Supplement A3310.

                                                                 Yes         No
                                                            -----       -----

Remarks: Include diagnosis, dates, duration, names and addresses of all attending physicians and medical facilities.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SECTION III
                          Full Underwriting Questions
                        (Submit with completed Part 2)

20.) Insured's net worth: $                 21.) Insured's income: $
                           ----------------                         ------------
22.) Spouse's income: $
                       ------------------
23.) Do you plan any foreign residence or travel?                Yes         No
      If "Yes," provide details below.                      -----       -----

24.) In the past three years, have you taken part in any avocation such as motor vehicle racing, parachute jumping, hang gliding, skin or scuba diving? Is
     such activity planned?                                      Yes         No
     If "Yes," submit Avocation Supplement A3320            -----       -----

25.) Within the past three years have you flown as a pilot or crew member?
     If "Yes," submit Aviation Supplement A3310                  Yes         No
                                                            -----       -----

26.) Amount of insurance currently applied for, or now in force, on the Proposed
     Insured in other companies. If none, check here
                                                     --------------------

--------------------------------------------------------------------------------

     Company Name                   Face Amount               Year of Issue
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

27.a.) In the last three years have you been involved in a motor vehicle accident, been charged with a "moving" violation of any motor vehicle law or has your driver's license ever been suspended? If "Yes," provide dates and details below.
                                                                Yes         No
                                                           -----       -----

27.b.) State:                    Operator's license number:
             -----------------                             ---------------------

28. Remarks: (give question no. & details):

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Agreement and Signature

To the best of my knowledge and belief, all answers and statements are full, complete and true and were correctly recorded before I signed my name below.

Authorization to Obtain and Disclose Information - I have received the Notice regarding the Medical Information Bureau, Inc. and the Fair Credit Reporting Act. I understand that an investigative consumer report may be made regarding my character, general reputation, personal characteristics and mode of living, and authorize that report to be made. I hereby authorize any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the Medical Information Bureau, Inc., or other organization that has any records or knowledge of me and my health, to make such information available to the life insurance company or its reinsurers. A copy of this authorization shall be as valid as the original. (This authorization is only valid where permitted by law.)

Taxpayer Identification (Applies only if Proposed Insured is Owner) - The Proposed Insured herein certifies, under penalties of perjury, that: (i) the number referred to in no. 7 of this Part 1B is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or because the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified the Proposed Insured that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out language above in
(ii) that he/she is not subject to backup withholding due to notified payee underreporting.

Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines an confinement in prison.


-----------------------------------------     ----------------------------------
Signature of Proposed Insured                 Signature of Soliciting Agent/
                                              Registered Representative

Signed at                                               on
         -----------------------------------------------  ----------------------
             City                         State                    Date


------------------------------------------------------
Signature of Owner (if different from Proposed Insured)

                   SUPPLEMENT TO APPLICATION/ENROLLMENT FORM
     Group Flexible Premium Adjustable Life Insurance With Variable Rider

To: [_] Massachusetts Mutual Life              [_]  MML Bay State Life
        Insurance Co.                               Insurance Co.
                      Springfield, Massachusetts 01111-0001

Group Number                               Dated (Mo/Day/Yr)
             ---------------------------                    --------------------
A minimum initial premium of $500.00 is required to activate the variable rider.

--------------------------------------------------------------------------------

1. Owner's Name:
                ----------------------------------------------------------------
The Owner's Taxpayer Identification No. and address are shown on Part 1B of the Application.
--------------------------------------------------------------------------------
2. Net Premium Allocation (Whole percentages only. Only 8 divisions and the Guaranteed Principal Account allowable at one time.):

          MML Equity Index                         %              Panorama Growth                                      %
---------                                    ------     ----------                                               ------
          Oppenheimer Global Securities            %              Panorama Total Return                                %
---------                                    ------     ----------                                               ------
          Oppenheimer Capital Appreciation         %              Panorama Lifespan Capital Appreciation               %
---------                                    ------     ----------                                               ------
          Oppenheimer Growth                       %              Panorama Lifespan Balanced                           %
---------                                    ------     ----------                                               ------
          Oppenheimer Growth & Income              %              Panorama Lifespan Diversified Income                 %
---------                                    ------     ----------                                               ------
          Oppenheimer Multiple Strategies          %              Guaranteed Principal Account                         %
---------                                    ------     ----------                                               ------
          Oppenheimer High Income                  %                                                                   %
---------                                    ------     ---------- -------------------------------------         ------
          Oppenheimer Strategic Bond               %                                                                   %
---------                                    ------     ---------- -------------------------------------         ------
          Oppenheimer Bond                         %                                                                   %
---------                                    ------     ---------- -------------------------------------         ------
          Oppenheimer Money                        %                                                                   %
---------                                    ------     ---------- -------------------------------------         ------
          Panorama International Equity            %                                                             100%
---------                                    ------

The initial net premium will be allocated to the Guaranteed Principal Account. At the end of the Right to Return period, the account value in excess of one billed Modal Term Premium will be allocated to the Guaranteed Principal Account and/or the Divisions of the Separate Account as specified by the Owner. Subsequent net premium payments attributable to the billed Modal Term Premium will be allocated to the Guaranteed Principal Account. Any net premium amounts other than the billed Modal Term Premium will be allocated to the Guaranteed Principal Account and/or the Divisions of the Separate Account as specified by the Owner.

--------------------------------------------------------------------------------
Complete the following:
3.) Has the Owner received an Offering Memorandum or Prospectus for the certificate(s) being applied for?

    Yes     No;
----    ----
If "Yes," give date shown on the Offering Memorandum or Prospectus:
                                                                   -------------
Circle One:  Offering Memorandum       Prospectus (printed)

Prospectus (electronic via http:\\www.massmutual.com)

4.) Does the Owner understand that:

     -  The death benefit and the duration of insurance may be variable or
        fixed under specified conditions?                           Yes      No
                                                               -----    -----
     - The variable account value of the certificate may increase or decrease in accordance with the experience of the Separate Account?
        (there are no minimum guarantees as to the variable account value)
                                                                    Yes      No
                                                               -----    -----
     -  The fixed account value of the certificate earns interest at a rate no
        less than a minimum specified rate?                         Yes      No
                                                               -----    -----

5.  In view of the above, does the Owner believe that this certificate will
    meet his/her insurance needs and financial objectives?          Yes      No
                                                               -----    -----
--------------------------------------------------------------------------------
Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines or confinement in prison.

To the best of my knowledge, the above answers are true and correctly recorded. I believe the certificate(s) applied for to be suitable for my objectives.


------------------------------------------                       ---------------
Signature of Owner                                               Date

The following information is required to determine if this product is suitable for the Owner (as indicated in item 1 of page 1).

1.a.) If the Owner is not an individual, a copy of the Authorization Document (i.e. Corporate Resolution, Trust Instrument, or Partnership Agreement) must be supplied. Have you attached or previously provided us with this?

                                                                    Yes      No

                                                               -----    -----
1.b.) Is the Owner:
(i) a bank, savings and loan association, insurance company, or registered investment company?
                                                                    Yes      No
                                                               -----    -----
(ii) an investment adviser registered under Section 203 of the Investment Advisers Act of 1940?
                                                                    Yes      No
                                                               -----    -----
(iii) any other entity (whether a natural person, corporation, partnership, trust or otherwise) with total assets of at least $50 million?

                                                                    Yes      No
                                                               -----    -----

IF THE OWNER ANSWERED (YES) TO 1b (i), (ii) or (iii), SKIP 2 THROUGH 12.

--------------------------------------------------------------------------------

2.)  Number of Owner's Dependents:
                                  -------------------------------------
3.)  Age of Owner's Dependents:
                               ----------------------------------------
4.)  Owner's Occupation:
                        -----------------------------------------------
5.)  Owner's Estimated Earned Annual Income: $
                                              -------------------------
6.)  Owner's Estimated Unearned Annual Income: $
                                                -----------------------
7.)  Owner's Estimated Net Worth: $
                                    -----------------------------------
--------------------------------------------------------------------------------

8.)  Investment Objectives (check all that apply):

     Tax-Exempt Income         Capital Preservation                Income
----                      ----                                 ----
     Growth                    Tax Reduction
----                      ----                                 ---- ------------

8.a.)  Risk Tolerance (check only one):      High        Medium        Low
                                        -----       -----         -----
9.) Investment Strategy (check only one):

     Growth without Risk           Growth with Risk
----                          ----                      ---- -------------------

10.)  Sources of Payments

     Current Income                    Surrender or Loan on Life
----                             ----  Insurance or Annuity

     Plan Sponsor Contribution         Sale of Personal Property
----                             ----  or Real Estate

     Sale of Mutual Funds              Sale of Other Securities
---- Presently Held              ----  Presently Held

     Savings
----                             ----  -----------------------------


11.) Is Owner or Owner's Employer a member of the National Association of
     Securities Dealers (NASD)?
                                                                    Yes      No
                                                               -----    -----

12.) Owner's estimated Federal Income Tax Bracket:
                                      15%          28%           31%          %
                              --------     --------      --------     --------
--------------------------------------------------------------------------------

13.) Does the Owner currently own any other contracts issued by MassMutual or
     its affiliates?       Yes      No; If "Yes," please list below.
                       ----    -----



14.) Remarks

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the best of my knowledge, the above answers are true and correctly recorded. I believe the life insurance certificate(s) applied for to be suitable for my objectives. I acknowledge that, for purposes of this transaction, I have not received any services from MML Investors Services, Inc., in its capacity as a registered investment adviser.

--------------------------------                                  --------------
Signature of Owner                                                Date
--------------------------------------------------------------------------------
               Attestation of Agent / Registered Representative
               ------------------------------------------------
The Owner of the certificate(s) applied for has been informed of the risks involved in this investment, and I certify that I have reasonable grounds for believing the certificate(s) to be suitable for the Owner's objectives.

----------------------------------------------                    --------------
Signature Agent / Registered Representative                       Date

----------------------------------------------                    --------------
Authorized Principal                                              Date

                                      -2-